Exhibit 99.2

HRPT PROPERTIES TRUST

Third Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2004 Consolidated Balance Sheet.

TABLE OF CONTENTS

CORPORATE INFORMATION

Company Profile
Investor Information
Research Coverage

FINANCIAL INFORMATION

Key Financial Data
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Calculation of EBITDA
Calculation of Funds from Operations (FFO)
Summary Results of Operations by Property Type
Summary Results of Operations by Major Market
Same Property Results and Analysis by Property Type
Same Property Results and Analysis by Major Market
Summary of Equity Investments in Former Subsidiaries
Debt Summary
Debt Maturity Schedule
Leverage Ratios, Coverage Ratios and Public Debt Covenants
Tenant Improvements, Leasing Costs and Capital Improvements
Acquisitions and Dispositions Information
Financing Activities

PORTFOLIO AND LEASING INFORMATION

Portfolio Summary by Property Type, Tenant and Major Market (Square Feet)
Portfolio Summary by Property Type, Tenant and Major Market (Annualized Rental Income)
Summary of Properties by Major Market
Leasing Summary
Occupancy and Leasing Analysis by Property Type and Major Market
Tenants Representing 1% or More of Total Rent
Three Year Lease Expiration Schedule by Property Type
Three Year Lease Expiration Schedule by Major Market
Portfolio Lease Expiration Schedule

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS AND IMPLICATIONS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2005 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS AND FORMER SUBSIDIARIES OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At September 30, 2005, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with high credit quality tenants.  It is our goal to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations.  We also consider our minority holdings in shares of our former subsidiaries to be part of our growth portfolio.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project for an existing tenant.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of September 30, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 900 properties, with approximately 85.0 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 400 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties and four mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of September 30, 2005.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series A — HRP-A

Preferred Stock Series B — HRP-B

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 9/30/05):

Total properties	434
Total sq. ft. (000s)	54,132
Percent leased	93.9%

Portfolio Concentration by Sq. Ft. (as of 9/30/05):

	Office	Industrial	Total
CBD	21.0%	0.3%	21.3%
Suburban	35.1%	43.6%	78.7%
Total	56.1%	43.9%	100.0%

Portfolio Concentration by NOI (Q3 2005) (1):

	Office	Industrial	Total
CBD	36.2%	0.2%	36.4%
Suburban	46.5%	17.1%	63.6%
Total	82.7%	17.3%	100.0%

Portfolio Concentration by Major Market:

	9/30/05	Q3 2005
	Sq. Ft.	NOI (1)
Metro Philadelphia, PA	10.1%	16.4%
Metro Washington, DC	4.9%	11.1%
Oahu, HI	33.0%	10.1%
Metro Boston, MA	5.1%	8.8%
Southern California	2.7%	7.6%
Metro Atlanta, GA	4.0%	4.8%
Metro Austin, TX	5.2%	3.8%
Other Markets	35.0%	37.4%
Total	100.0%	100.0%

(1)   We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

Tjarda Clagett
Independent Trustee

Senior Management

John A. Mannix	Adam D. Portnoy
President and Chief Operating Officer	Executive Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

David M. Lepore
Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
David Aubuchon	Jay Leupp
(314) 955-5452	(415) 633-8588

Legg Mason	Smith Barney Citigroup
John Guinee	John Stewart
(410) 454-5520	(212) 816-1685

Merrill Lynch	Stifel, Nicolaus
Steve Sakwa	Phillip Martin
(212) 449-0335	(312) 454-3985

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Thierry Perrein
(704) 386-2524	(212) 538-8618

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Karen Nickerson	Linda Phelps
(212) 553-4924	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004

Shares Outstanding:
Common shares outstanding (at end of period)	209,861		199,821		199,817		177,317		177,317
Preferred shares outstanding (at end of period)	20,000		20,000		20,000		20,000		20,000
Weighted average common shares and units outstanding - basic	201,459		199,819		179,817		177,317		177,285
Weighted average common shares and units outstanding - diluted (1)	201,459		199,819		179,817		177,317		177,285

Common Share Data:
Price at end of period	$12.41		$12.43		$11.91		$12.83		$10.99
High during period	$13.25		$12.60		$13.20		$12.99		$11.07
Low during period	$11.75		$11.35		$10.95		$10.96		$9.86
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	6.8%		6.8%		7.1%		6.5%		7.6%

Market Capitalization:
Total debt (book value)	$2,333,543		$2,310,524		$2,157,568		$2,355,031		$2,272,430
Plus: market value of preferred shares (at end of period)	523,880		533,600		530,280		548,440		545,480
Plus: market value of common shares (at end of period)	2,604,375		2,483,775		2,379,820		2,274,977		1,948,714
Total market capitalization	$5,461,798		$5,327,899		$5,067,668		$5,178,448		$4,766,624
Total debt / total market capitalization	42.7%		43.4%		42.6%		45.5%		47.7%

Book Capitalization:
Total debt	$2,333,543		$2,310,524		$2,157,568		$2,355,031		$2,272,430
Plus: total stockholders’ equity	2,657,350		2,547,047		2,549,709		2,307,194		2,313,937
Total book capitalization	$4,990,893		$4,857,571		$4,707,277		$4,662,225		$4,586,367
Total debt / total book capitalization	46.8%		47.6%		45.8%		50.5%		49.5%

Selected Balance Sheet Data:
Total assets	$5,154,048		$5,012,423		$4,823,683		$4,813,330		$4,752,257
Total liabilities	$2,496,698		$2,465,376		$2,273,974		$2,506,136		$2,438,320
Gross book value of real estate assets (2)	$5,210,972		$5,052,720		$4,831,691		$4,814,514		$4,709,543
Equity investments in former subsidiaries (book value)	$205,498		$207,655		$205,547		$207,804		$218,174
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	43.1%		43.9%		42.8%		46.9%		46.1%

Selected Income Statement Data:
Rental income	$183,372		$174,289		$167,031		$167,389		$158,347
EBITDA (3)	$115,921		$112,613		$105,939		$105,105		$102,375
Property net operating income (NOI) (4)	$114,005		$110,369		$103,748		$102,502		$98,222
NOI margin (5)	62.2%		63.3%		62.1%		61.2%		62.0%
Net income	$38,297		$50,746		$32,235		$41,993		$36,401
Preferred distributions	$(11,500)		$(11,500)		$(11,500)		$(11,500)		$(11,500)
Net income available for common shareholders	$26,797		$39,246		$20,735		$30,493		$24,901
Funds from operations (FFO) (6)	$76,438		$76,338		$68,243		$67,493		$69,071
FFO available for common shareholders (6)	$64,938		$64,838		$56,743		$55,993		$57,571
Common distributions paid	$41,963		$41,961		$37,237		$37,236		$37,229

Per Share Data:
Net income available for common shareholders	$0.13		$0.20		$0.12		$0.17		$0.14
FFO available for common shareholders	$0.32		$0.32		$0.32		$0.32		$0.32
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	65.6%		65.6%		65.6%		65.6%		65.6%

Coverage Ratios:
EBITDA (3) / interest expense	3.3	x	3.2	x	3.0	x	3.0	x	3.3	x
EBITDA (3) / interest expense and preferred distributions	2.5	x	2.4	x	2.2	x	2.2	x	2.4	x

(1)   HRPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(3)   See page 13 for calculation of EBITDA.

(4)   Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments.

(5)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(6)   See page 14 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of September 30, 2005	As of December 31, 2004
		(audited)
ASSETS
Real estate properties:
Land	$1,062,223	$928,106
Buildings and improvements	3,999,891	3,756,963
	5,062,114	4,685,069
Accumulated depreciation	(534,337)	(454,411)
	4,527,777	4,230,658
Acquired real estate leases	150,761	149,063
Equity investments in former subsidiaries	205,498	207,804
Cash and cash equivalents	21,514	21,961
Restricted cash	17,095	22,257
Rents receivable, net of allowance for doubtful accounts of $3,688 and $4,594, respectively	134,921	113,504
Other assets, net	96,482	68,083
Total assets	$5,154,048	$4,813,330

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$346,000	$175,000
Senior unsecured debt, net	1,640,455	1,739,624
Mortgage notes payable, net	347,088	440,407
Accounts payable and accrued expenses	64,993	67,716
Acquired real estate lease obligations	38,753	39,843
Rent collected in advance	20,060	15,208
Security deposits	13,536	11,920
Due to affiliates	25,813	16,418
Total liabilities	2,496,698	2,506,136

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative, redeemable at par on February 22, 2006; 8,000,000 shares outstanding, aggregate liquidation preference $200,000	193,086	193,086
Series B preferred shares; 8 3/4% cumulative, redeemable at par on September 12, 2007; 12,000,000 shares outstanding, aggregate liquidation preference $300,000	289,849	289,849
Common shares of beneficial interest, $0.01 par value:
250,000,000 shares authorized; 209,860,625 and 177,316,525 shares outstanding, respectively	2,099	1,773
Additional paid in capital	2,779,159	2,394,946
Cumulative net income	1,409,068	1,287,790
Cumulative common distributions	(1,850,748)	(1,729,587)
Cumulative preferred distributions	(165,163)	(130,663)
Total shareholders’ equity	2,657,350	2,307,194
Total liabilities and shareholders’ equity	$5,154,048	$4,813,330

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004

Rental income (1)	$183,372	$158,347	$524,692	$433,368

Expenses:
Operating expenses	69,367	60,125	196,570	162,404
Depreciation and amortization	34,595	29,090	100,729	78,969
General and administrative	9,102	6,946	23,430	18,474
Total expenses	113,064	96,161	320,729	259,847

Operating income	70,308	62,186	203,963	173,521

Interest income	408	190	1,289	454
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $392, $640, $1,725 and $3,586, respectively)	(35,628)	(31,423)	(105,967)	(82,849)
Loss on early extinguishment of debt	(168)	—	(168)	(2,866)
Equity in earnings of equity investments	3,494	3,604	9,940	11,135
Gain on sale of shares of equity investments (2)	—	—	—	14,805
Gain on issuance of shares by equity investees (2)	—	—	4,708	5,040
Income from continuing operations	38,414	34,557	113,765	119,240
(Loss) income from discontinued operations	(117)	1,844	(79)	1,596
Gain on sale of properties	—	—	7,592	—
Net income	38,297	36,401	121,278	120,836
Preferred distributions	(11,500)	(11,500)	(34,500)	(34,500)
Net income available for common shareholders	$26,797	$24,901	$86,778	$86,336

Weighted average common shares outstanding	201,459	177,285	193,778	175,768

Basic and diluted earnings per common share:
Income from continuing operations	$0.13	$0.13	$0.41	$0.48
Net income available for common shareholders	$0.13	$0.14	$0.45	$0.49

Additional Data:
General and administrative expenses / rental income	4.96%	4.39%	4.47%	4.26%
General and administrative expenses / total assets (at end of period)	0.18%	0.15%	0.45%	0.39%

Non cash straight line rent adjustments (FAS 13) (1)	$9,006	$5,739	$21,256	$14,976
Lease value amortization (FAS 141) (1)	$(1,544)	$(1,143)	$(5,011)	$(1,123)
Lease termination fees included in rental income	$3,100	$1,027	$3,535	$2,239
Capitalized interest expense	$—	$—	$—	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)   We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the nine months ended September 30, 2004, we sold 3,148 of our Senior Housing common shares and recognized a gain of $14,805.  In addition, we recognized gains of $4,708 and $5,040 during the nine months ended September 30, 2005 and 2004, respectively, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Cash flows from operating activities:
Net income	$38,297	$36,401	$121,278	$120,836
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	27,928	24,559	82,806	68,187
Amortization of note discounts and premiums and deferred financing fees	392	640	1,725	3,586
Amortization of acquired real estate leases	5,970	4,243	16,625	7,917
Other amortization	2,240	1,534	6,484	4,303
Loss on early extinguishment of debt	—	—	—	2,866
Equity in earnings of equity investments	(3,494)	(3,604)	(9,940)	(11,135)
Gain on sale of shares of equity investments	—	—	—	(14,805)
Gain on issuance of shares by equity investees	—	—	(4,708)	(5,040)
Distributions of earnings from equity investments	3,494	3,604	9,940	11,135
Gain on sale of properties	—	—	(7,592)	—
Change in assets and liabilities:
Decrease (increase) in restricted cash	5,187	(12,045)	5,162	(11,490)
Increase in rents receivable and other assets	(25,397)	(8,697)	(54,518)	(50,543)
(Decrease) increase in accounts payable and accrued expenses	(8,144)	4,967	(2,715)	6,971
Increase in rent collected in advance	2,012	3,372	4,852	3,490
Increase in security deposits	818	1,786	1,759	1,990
Increase in due to affiliates	14,360	24,525	9,396	22,450
Cash provided by operating activities	63,663	81,285	180,554	160,718

Cash flows from investing activities:
Real estate acquisitions and improvements	(158,252)	(585,702)	(411,277)	(663,088)
Distributions in excess of earnings from equity investments	2,157	2,271	7,014	7,466
Proceeds from sale of properties	—	—	20,078	—
Proceeds from sale of common shares of equity investment	—	—	—	54,413
Cash used for investing activities	(156,095)	(583,431)	(384,185)	(601,209)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	124,957	—	383,974	323,639
Proceeds from borrowings	242,000	1,075,436	622,000	1,547,436
Payments on borrowings	(218,401)	(513,675)	(642,248)	(1,266,920)
Deferred financing fees	(68)	(3,870)	(4,881)	(5,983)
Distributions to common shareholders	(41,963)	(37,229)	(121,161)	(108,138)
Distributions to preferred shareholders	(11,500)	(11,500)	(34,500)	(34,500)
Cash provided by financing activities	95,025	509,162	203,184	455,534

Increase (decrease) in cash and cash equivalents	2,593	7,016	(447)	15,043
Cash and cash equivalents at beginning of period	18,921	19,553	21,961	11,526
Cash and cash equivalents at end of period	$21,514	$26,569	$21,514	$26,569

Supplemental cash flow information:
Interest paid	$48,595	$34,642	$120,666	$81,387

Non-cash investing activities:
Real estate acquisitions	$—	$(114,377)	$—	$(114,377)

Non-cash financing activities:
Issuance of common shares	$512	$409	$565	$449
Assumption of notes payable	—	114,377	—	114,377

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004

Net income	$38,297	$36,401	$121,278	$120,836
Plus: interest expense	35,628	31,423	105,967	82,849
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	34,595	29,192	100,905	79,283
Plus: loss on early extinguishment of debt	168	—	168	2,866
Less: gain on sale of properties	—	—	(7,592)	—
Less: gain on sale of shares of equity investments	—	—	—	(14,805)
Less: gain on issuance of shares by equity investees	—	—	(4,708)	(5,040)
Less: equity in earnings of equity investments	(3,494)	(3,604)	(9,940)	(11,135)
Plus: EBITDA from equity investments	10,727	8,963	28,395	27,722
EBITDA	$115,921	$102,375	$334,473	$282,576

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004

Net income	$38,297	$36,401	$121,278	$120,836
Plus: depreciation and amortization	34,595	29,192	100,905	79,283
Loss on early extinguishment of debt:
Add: amount included in expenses	168	—	168	2,866
Less: portion settled in cash	(168)	—	(168)	—
Less: gain on sale of properties	—	—	(7,592)	—
Less: gain on sale of shares of equity investments	—	—	—	(14,805)
Less: gain on issuance of shares by equity investees	—	—	(4,708)	(5,040)
Less: equity in earnings of equity investments	(3,494)	(3,604)	(9,940)	(11,135)
Plus: FFO from equity investments	7,040	7,082	21,076	21,707
FFO	76,438	69,071	221,019	193,712
Less: preferred distributions	(11,500)	(11,500)	(34,500)	(34,500)
FFO available for common shareholders	$64,938	$57,571	$186,519	$159,212

Weighted average shares outstanding	201,459	177,285	193,778	175,768

FFO available for common shareholders per share	$0.32	$0.32	$0.96	$0.91

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004

Number of Properties:

Office	299	270	299	270
Industrial	135	95	135	95
Total	434	365	434	365

CBD	51	50	51	50
Suburban	383	315	383	315
Total	434	365	434	365

Square Feet (1):

Office	30,364	27,999	30,364	27,999
Industrial	23,768	15,334	23,768	15,334
Total	54,132	43,333	54,132	43,333

CBD	11,523	10,908	11,523	10,908
Suburban	42,609	32,425	42,609	32,425
Total	54,132	43,333	54,132	43,333

Percent Leased (2):

Office	91.9%	91.6%	91.9%	91.6%
Industrial	96.5%	95.8%	96.5%	95.8%
Total	93.9%	93.1%	93.9%	93.1%

CBD	92.8%	94.8%	92.8%	94.8%
Suburban	94.2%	92.5%	94.2%	92.5%
Total	93.9%	93.1%	93.9%	93.1%

Rental Income (3):

Office	$155,458	$135,855	$447,130	$375,368
Industrial	27,914	22,492	77,562	58,000
Total	$183,372	$158,347	$524,692	$433,368

CBD	$72,939	$69,061	$209,232	$200,383
Suburban	110,433	89,286	315,460	232,985
Total	$183,372	$158,347	$524,692	$433,368

Net Operating Income (NOI) (4):

Office	$94,255	$82,305	$273,661	$228,798
Industrial	19,750	15,917	54,461	42,166
Total	$114,005	$98,222	$328,122	$270,964

CBD	$41,461	$40,461	$120,109	$117,615
Suburban	72,544	57,761	208,013	153,349
Total	$114,005	$98,222	$328,122	$270,964

NOI Margin (5):

Office	60.6%	60.6%	61.2%	61.0%
Industrial	70.8%	70.8%	70.2%	72.7%
Total	62.2%	62.0%	62.5%	62.5%

CBD	56.8%	58.6%	57.4%	58.7%
Suburban	65.7%	64.7%	65.9%	65.8%
Total	62.2%	62.0%	62.5%	62.5%

(1)   Prior periods exclude space remeasurements made during the current period.

(2)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)   Includes some triple net lease rental income.  Excludes rental income from discontinued operations.

(4)   Net operating income, or NOI, is defined as property rental income less property operating expenses.  Excludes NOI from discontinued operations.

(5)   NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Nine Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	20	20	20
Oahu, HI	53	11	53	11
Metro Boston, MA	36	39	36	39
Southern California	24	24	24	24
Metro Atlanta, GA	45	36	45	36
Metro Austin, TX	26	26	26	26
Other markets	209	188	209	188
Total	434	365	434	365

Square Feet (1):
Metro Philadelphia, PA	5,454	5,471	5,454	5,471
Metro Washington, DC	2,645	2,648	2,645	2,648
Oahu, HI	17,879	9,755	17,879	9,755
Metro Boston, MA	2,738	2,976	2,738	2,976
Southern California	1,444	1,444	1,444	1,444
Metro Atlanta, GA	2,186	1,840	2,186	1,840
Metro Austin, TX	2,806	2,810	2,806	2,810
Other markets	18,980	16,389	18,980	16,389
Total	54,132	43,333	54,132	43,333

Percent Leased (2):
Metro Philadelphia, PA	93.0%	95.5%	93.0%	95.5%
Metro Washington, DC	95.3%	93.0%	95.3%	93.0%
Oahu, HI	97.6%	98.8%	97.6%	98.8%
Metro Boston, MA	96.8%	89.3%	96.8%	89.3%
Southern California	98.0%	93.4%	98.0%	93.4%
Metro Atlanta, GA	89.0%	95.1%	89.0%	95.1%
Metro Austin, TX	88.6%	79.0%	88.6%	79.0%
Other markets	91.2%	91.7%	91.2%	91.7%
Total	93.9%	93.1%	93.9%	93.1%

Rental Income (3):
Metro Philadelphia, PA	$33,761	$34,442	$100,490	$100,675
Metro Washington, DC	19,741	17,636	57,461	47,608
Oahu, HI	14,462	10,830	36,724	31,457
Metro Boston, MA	15,093	12,484	43,157	37,154
Southern California	12,457	10,604	35,525	30,654
Metro Atlanta, GA	8,882	6,371	25,610	6,371
Metro Austin, TX	9,637	9,929	29,109	29,285
Other markets	69,339	56,051	196,616	150,164
Total	$183,372	$158,347	$524,692	$433,368

Net Operating Income (NOI) (4):
Metro Philadelphia, PA	$18,641	$19,904	$55,509	$56,528
Metro Washington, DC	12,651	11,400	37,298	30,766
Oahu, HI	11,568	8,761	29,431	25,870
Metro Boston, MA	10,074	8,835	29,268	27,138
Southern California	8,630	6,770	24,093	19,736
Metro Atlanta, GA	5,497	4,174	16,284	4,174
Metro Austin, TX	4,352	4,535	13,655	13,603
Other markets	42,592	33,843	122,584	93,149
Total	$114,005	$98,222	$328,122	$270,964

NOI Margin (5):
Metro Philadelphia, PA	55.2%	57.8%	55.2%	56.1%
Metro Washington, DC	64.1%	64.6%	64.9%	64.6%
Oahu, HI	80.0%	80.9%	80.1%	82.2%
Metro Boston, MA	66.7%	70.8%	67.8%	73.0%
Southern California	69.3%	63.8%	67.8%	64.4%
Metro Atlanta, GA	61.9%	65.5%	63.6%	65.5%
Metro Austin, TX	45.2%	45.7%	46.9%	46.5%
Other markets	61.4%	60.4%	62.3%	62.0%
Total	62.2%	62.0%	62.5%	62.5%

(1)   Prior periods exclude space remeasurements made during the current period.

(2)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)   Includes some triple net lease rental income.  Excludes rental income from discontinued operations.

(4)   Net operating income, or NOI, is defined as property rental income less property operating expenses.  Excludes NOI from discontinued operations.

(5)   NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Office:
Properties	216	216	212	212
Total sq. ft.	23,486	23,486	23,175	23,175
Percent leased (3)	92.7%	91.4%	92.6%	91.3%
Rental income (4)	$127,912	$121,896	$367,719	$358,473
Net operating income (NOI) (5)	$77,132	$73,731	$222,712	$218,214
NOI % growth	4.6%		2.1%

Industrial:
Properties	24	24	23	23
Total sq. ft.	12,779	12,779	12,357	12,357
Percent leased (3)	99.0%	99.3%	99.0%	99.3%
Rental income (4)	$19,348	$19,047	$55,414	$53,836
Net operating income (NOI) (5)	$13,987	$13,683	$39,697	$39,503
NOI % growth	2.2%		0.5%

CBD:
Properties	49	49	48	48
Total sq. ft.	10,549	10,549	10,425	10,425
Percent leased (3)	93.1%	94.8%	93.1%	94.8%
Rental income (4)	$68,485	$67,746	$197,346	$197,934
Net operating income (NOI) (5)	$39,069	$39,962	$113,163	$116,335
NOI % growth	-2.2%		-2.7%

Suburban:
Properties	191	191	187	187
Total sq. ft.	25,716	25,716	25,107	25,107
Percent leased (3)	95.6%	93.9%	95.5%	93.8%
Rental income (4)	$78,775	$73,197	$225,787	$214,375
Net operating income (NOI) (5)	$52,050	$47,452	$149,246	$141,382
NOI % growth	9.7%		5.6%

Total:
Properties	240	240	235	235
Total sq. ft.	36,265	36,265	35,532	35,532
Percent leased (3)	94.9%	94.2%	94.8%	94.1%
Rental income (4)	$147,260	$140,943	$423,133	$412,309
Net operating income (NOI) (5)	$91,119	$87,414	$262,409	$257,717
NOI % growth	4.2%		1.8%

(1)   Based on properties owned continuously since 7/1/2004.

(2)   Based on properties owned continuously since 1/1/2004.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Net operating income, or NOI, is defined as property rental income less property operating expenses.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,454	5,454	5,454	5,454
Percent leased (3)	93.0%	95.5%	93.0%	95.5%
Rental income (4)	$33,761	$34,442	$100,490	$100,675
Net operating income (NOI) (5)	$18,641	$19,904	$55,509	$56,528
NOI % growth	-6.3%		-1.8%

Metro Washington, D.C.:
Properties	16	16	16	16
Total sq. ft.	2,215	2,215	2,215	2,215
Percent leased (3)	95.1%	92.0%	95.1%	92.0%
Rental income (4)	$16,702	$15,192	$48,445	$45,163
Net operating income (NOI) (5)	$10,463	$9,559	$30,683	$28,925
NOI % growth	9.5%		6.1%

Oahu, HI:
Properties	11	11	11	11
Total sq. ft.	9,625	9,625	9,625	9,625
Percent leased (3)	99.3%	98.8%	99.3%	98.8%
Rental income (4)	$11,584	$10,830	$33,165	$31,457
Net operating income (NOI) (5)	$9,155	$8,761	$26,456	$25,870
NOI % growth	4.5%		2.3%

Metro Boston, MA:
Properties	34	34	33	33
Total sq. ft.	2,382	2,382	2,336	2,336
Percent leased (3)	96.4%	93.3%	96.5%	93.4%
Rental income (4)	$12,924	$12,278	$36,133	$36,265
Net operating income (NOI) (5)	$8,707	$8,725	$25,022	$26,614
NOI % growth	-0.2%		-6.0%

Southern California:
Properties	18	18	18	18
Total sq. ft.	1,265	1,265	1,265	1,265
Percent leased (3)	98.9%	94.2%	98.9%	94.2%
Rental income (4)	$11,690	$10,020	$33,164	$30,070
Net operating income (NOI) (5)	$8,198	$6,417	$22,648	$19,383
NOI % growth	27.8%		16.8%

Metro Atlanta, GA:
Properties	—	—	—	—
Total sq. ft.	—	—	—	—
Percent leased (3)	0.0%	0.0%	0.0%	0.0%
Rental income (4)	$—	$—	$—	$—
Net operating income (NOI) (5)	$—	$—	$—	$—
NOI % growth	0.0%		0.0%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,806	2,806	2,806	2,806
Percent leased (3)	88.6%	79.0%	88.6%	79.0%
Rental income (4)	$9,637	$9,929	$29,109	$29,285
Net operating income (NOI) (5)	$4,352	$4,535	$13,655	$13,603
NOI % growth	-4.0%		0.4%

Other Markets:
Properties	114	114	110	110
Total sq. ft.	12,518	12,518	11,831	11,831
Percent leased (3)	93.1%	92.8%	92.7%	92.5%
Rental income (4)	$50,962	$48,252	$142,627	$139,394
Net operating income (NOI) (5)	$31,603	$29,513	$88,436	$86,794
NOI % growth	7.1%		1.9%

Total:
Properties	240	240	235	235
Total sq. ft.	36,265	36,265	35,532	35,532
Percent leased (3)	94.9%	94.2%	94.8%	94.1%
Rental income (4)	$147,260	$140,943	$423,133	$412,309
Net operating income (NOI) (5)	$91,119	$87,414	$262,409	$257,717
NOI % growth	4.2%		1.8%

(1)   Based on properties owned continuously since 7/1/2004.

(2)   Based on properties owned continuously since 1/1/2004.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Net operating income, or NOI, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Common shares owned by HRP:
Hospitality Properties Trust	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust (1)	8,660,738	8,660,738	8,660,738	8,660,738	9,660,738

Percent owned by HRP:
Hospitality Properties Trust	5.6%	5.6%	6.0%	6.0%	6.0%
Senior Housing Properties Trust (1)	12.6%	12.6%	12.6%	12.6%	15.2%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	1.9%	2.0%	2.0%	2.0%	2.1%
Senior Housing Properties Trust (1)	2.1%	2.1%	2.3%	2.3%	2.5%
Total	4.0%	4.1%	4.3%	4.3%	4.6%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$99,719	$100,875	$97,829	$99,136	$100,002
Senior Housing Properties Trust (1)	105,779	106,780	107,718	108,668	118,172
Total	$205,498	$207,655	$205,547	$207,804	$218,174

Market value of shares owned by HRP:
Hospitality Properties Trust	$171,440	$176,280	$161,520	$184,000	$169,960
Senior Housing Properties Trust (1)	164,554	163,775	144,461	164,034	172,154
Total	$335,994	$340,055	$305,981	$348,034	$342,114

	For the Three Months Ended		For the Six Months Ended
	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Equity in earnings of equity investments:
Hospitality Properties Trust	$1,724	$1,698	$4,515	$4,860
Senior Housing Properties Trust (1)	1,770	1,906	5,425	6,275
	$3,494	$3,604	$9,940	$11,135

EBITDA from equity investments:
Hospitality Properties Trust	$5,983	$3,862	$14,383	$11,477
Senior Housing Properties Trust (1)	4,744	5,101	14,012	16,245
	$10,727	$8,963	$28,395	$27,722

FFO from equity investments:
Hospitality Properties Trust	$3,797	$3,580	$11,366	$10,640
Senior Housing Properties Trust (1)	3,243	3,502	9,710	11,067
	$7,040	$7,082	$21,076	$21,707

Cash distributions from equity investments:
Hospitality Properties Trust	$2,880	$2,880	$8,640	$8,640
Senior Housing Properties Trust (1)	2,771	2,995	8,314	9,961
	$5,651	$5,875	$16,954	$18,601

(1)   In 2004, we sold 4,148,500 shares of Senior Housing Properties Trust in underwritten public offerings for $77,163 ($73,275 net of commissions and other expenses) and we recognized gains of $21,550.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal	Maturity	Due at	Years to
		Rate	Rate (1)	Balance	Date	Maturity	Maturity

Secured Debt:

Secured debt	23 properties in Atlanta, GA (2)	8.500%	5.070%	$29,491	4/11/2028	$4,937	22.5
Secured debt	Six properties in Minneapolis, MN	7.020%	7.020%	16,391	2/1/2008	15,724	2.3
Secured debt	Two properties in Richland, WA	8.000%	8.000%	5,844	11/15/2008	1,004	3.1
Secured debt	One property in Buffalo, NY	5.170%	5.170%	4,944	1/1/2009	134	3.3
Secured debt	One property in Philadelphia, PA (3)	6.794%	7.383%	42,893	1/1/2029	2,478	23.3
Secured debt	See note (4)	6.814%	7.842%	246,811	1/31/2011	225,547	5.3
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,497	10/11/2012	4,507	7.0
Total / weighted average secured debt		6.946%	7.452%	$351,871		$254,331	8.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)		3.750%	3.750%	$346,000	4/28/2009	$346,000	3.6
Term loan (LIBOR + 80 bps) (5)		3.830%	3.830%	350,000	8/24/2009	350,000	3.9
Total / weighted average unsecured floating rate debt		3.790%	3.790%	$696,000		$696,000	3.7

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000	8/1/2010	$30,000	4.8
Senior notes due 2010		8.625%	8.770%	20,000	10/1/2010	20,000	5.0
Senior notes due 2012		6.950%	7.179%	200,000	4/1/2012	200,000	6.5
Senior notes due 2013		6.500%	6.693%	200,000	1/15/2013	200,000	7.3
Senior notes due 2014		5.750%	5.828%	250,000	2/15/2014	250,000	8.4
Senior notes due 2015		6.400%	6.601%	200,000	2/15/2015	200,000	9.4
Senior notes due 2016		6.250%	6.470%	400,000	8/15/2016	400,000	10.9
Total / weighted average unsecured fixed rate debt		6.420%	6.604%	$1,300,000		$1,300,000	8.7

Total / weighted average unsecured debt		5.503%	5.623%	$1,996,000		$1,996,000	7.0

Total / weighted average secured debt		6.946%	7.452%	$351,871		$254,331	8.8
Total / weighted average unsecured floating rate debt		3.790%	3.790%	696,000		696,000	3.7
Total / weighted average unsecured fixed rate debt		6.420%	6.604%	1,300,000		1,300,000	8.7
Total / weighted average debt		5.719%	5.897%	$2,347,871		$2,250,331	7.3

(1)   Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)   The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(3)   The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(4)   Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(5)   The term loan becomes prepayable on February 26, 2006.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
		Unsecured	Unsecured		Weighted
	Secured	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total	Interest Rate
2005	$2,268	$—	$—	$2,268	7.0%
2006	7,979	—	—	7,979	6.8%
2007	8,543	—	—	8,543	6.8%
2008	24,587	—	—	24,587	7.0%
2009	5,968	696,000	—	701,968	3.8%
2010	6,257	—	50,000	56,257	8.6%
2011	227,714	—	—	227,714	6.8%
2012	6,382	—	200,000	206,382	6.9%
2013	1,898	—	200,000	201,898	6.5%
2014	2,046	—	250,000	252,046	5.8%
2015 and thereafter	58,229	—	600,000	658,229	6.4%
Total	$351,871	$696,000	$1,300,000	$2,347,871	5.7%

Percent	15.0%	29.6%	55.4%	100.0%

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004
Leverage Ratios:

Total debt / total assets	45.3%		46.1%		44.7%		48.9%		47.8%
Total debt / gross book value of real estate assets (1)	44.8%		45.7%		44.7%		48.9%		48.3%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	43.1%		43.9%		42.8%		46.9%		46.1%
Total debt / total market capitalization	42.7%		43.4%		42.6%		45.5%		47.7%
Total debt / total book capitalization	46.8%		47.6%		45.8%		50.5%		49.5%
Secured debt / total assets	6.7%		8.7%		9.1%		9.1%		9.2%
Variable rate debt / total debt	29.8%		25.4%		19.9%		22.3%		19.6%
Variable rate debt / total assets	13.5%		11.7%		8.9%		10.9%		9.4%

Coverage Ratios:

EBITDA / interest expense	3.3	x	3.2	x	3.0	x	3.0	x	3.3	x
EBITDA / interest expense + preferred distributions	2.5	x	2.4	x	2.2	x	2.2	x	2.4	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	42.2%		43.1%		41.9%		46.0%		45.1%
Secured debt / adjusted total assets (maximum 40%)	6.3%		8.1%		8.5%		8.6%		8.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.2	x	3.1	x	3.2	x	3.0	x	3.1	x
Total unencumbered assets / unsecured debt (minimum 200%)	239.0%		233.0%		242.2%		216.1%		221.3%

(1)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Tenant improvements (TI)	$27,829	$21,315	$11,657	$14,221	$8,027
Leasing costs (LC)	4,617	7,588	3,090	10,121	4,264
Total TI and LC	32,446	28,903	14,747	24,342	12,291

Recurring building improvements (1)	7,044	1,821	4,984	8,470	5,869
Development, redevelopment and other activities (2)	4,674	5,396	536	1,684	1,722
Total capital improvements, including TI and LC	$44,164	$36,120	$20,267	$34,496	$19,882

Sq. ft. beginning of period	52,792	44,151	44,154	43,333	36,652
Sq. ft. end of period	54,132	52,792	44,151	44,154	43,333
Average sq. ft. during period	53,462	48,472	44,153	43,744	39,993

Recurring building improvements per average sq. ft. during period	$0.13	$0.04	$0.11	$0.19	$0.15

(1)   Building improvements include improvements that enhance the value of our properties and that are generally recurring.

(2)   Development, redevelopment and other activities include significant costs that are unusual or infrequent.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

	There were no acquisitions during the three months ended March 31, 2005

	Q1 2005 Total / Weighted Average		—	—	—	—	—	—	—

May-05	Indianapolis, IN	Office	1	628	$74,750	$119.03	10.9%	3.8	95.9%	National City Bank, Indiana
Jun-05	Oahu, HI	Industrial Lands	41	8,180	115,500	14.12	7.6%	15.0	95.4%	Tesoro Hawaii Corporation
Jun-05	Indianapolis, IN	Office	1	72	6,600	91.67	9.4%	5.9	100.0%	Indiana Lumbermens Mutual Insurance Company

	Q2 2005 Total / Weighted Average		43	8,880	196,850	22.17	8.9%	8.0	95.4%

Jul-05	Milford, CT	Office	1	144	17,000	118.06	9.1%	2.9	90.9%	Hubbell Incorporated
Aug-05	Roswell, GA	Office	8	244	25,100	102.87	9.4%	3.0	87.3%	Kimberly-Clark Corporation
Sep-05	Atlanta, GA	Office	1	96	6,150	64.06	—	2.4	30.1%	The March of Dimes
Sep-05	Pittsburgh, PA	Office	9	848	69,100	81.49	9.2%	3.6	77.7%	Aetna Life Insurance Company

	Q3 2005 Total / Weighted Average		19	1,332	117,350	88.10	8.8%	3.4	77.5%

	Total / weighted average		62	10,212	$314,200	$30.77	8.8%	5.9	93.1%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

	There were no dispositions during the three months ended March 31, 2005
	Q1 2005 Total		—	—	—	—	—	—	—		—

May-05	Westwood, MA	Industrial	3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592

	Q2 2005 Total		3	237	20,500	13,410	86.50	56.58	1.5	x	7,592

	There were no dispositions during the three months ended September 30, 2005

	Q3 2005 Total		—	—	—	—	—	—	—		—

	Total		3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations relating to FAS 141.

(2)   Represents estimated current GAAP based annual net operating income, or NOI, which is defined as property rental income less property operating expenses, divided by the Purchase Price.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005

Debt Transactions (1):
New debt raised	$—	$—	$—
New debt assumed as part of acquisitions	—	—	—
Total new debt	—	—	—

Debt retired	(84,913)	—	(100,000)
Net debt	$(84,913)	$—	$(100,000)

Equity Transactions:
New common shares issued	10,000	—	22,500
New common equity raised, net	$124,957	$—	$259,017

New preferred shares issued	—	—	—
New preferred equity raised, net	—	—	—
Total new equity	$124,957	$—	$259,017

Preferred equity retired	—	—	—
Net equity	$124,957	$—	$259,017

(1)   Excludes drawings and repayments on our revolving credit facility.  During the three months ended March 31, 2005, we amended our revolving credit facility to change its maturity to 2009 (plus a one year extension option), to increase the amount available to be drawn to $750,000 (which may be further increased to $1,500,000 in certain circumstances) and to lower the interest on drawn amounts to LIBOR plus 65 b.p.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro Philadelphia, PA	Metro Washington, DC	Oahu, HI	Metro Boston, MA	Southern California	Metro Atlanta, GA	Metro Austin, TX	Other Markets	Total
Square Feet:
Office	5,454	2,645	—	2,738	1,444	2,186	1,490	14,407	30,364
Industrial	—	—	17,879	—	—	—	1,316	4,573	23,768
Total	5,454	2,645	17,879	2,738	1,444	2,186	2,806	18,980	54,132

CBD	4,601	892	158	523	331	—	185	4,833	11,523
Suburban	853	1,753	17,721	2,215	1,113	2,186	2,621	14,147	42,609
Total	5,454	2,645	17,879	2,738	1,444	2,186	2,806	18,980	54,132

U.S. Government and other government tenants (1)	11	1,372	—	211	509	787	15	2,673	5,578
Medical related tenants (1)	997	347	—	935	630	158	358	2,101	5,526
Land leases (1)	—	—	17,435	—	—	—	—	—	17,435
Other investment grade tenants (1)(2)	1,838	120	—	954	39	145	387	4,685	8,168
Other tenants (1)	2,224	682	11	551	237	856	1,727	7,847	14,135
Vacant	384	124	433	87	29	240	319	1,674	3,290
Total	5,454	2,645	17,879	2,738	1,444	2,186	2,806	18,980	54,132

Percent by Major Market:
Office	18%	9%	0%	9%	5%	7%	5%	47%	100%
Industrial	0%	0%	75%	0%	0%	0%	6%	19%	100%
Total	10%	5%	33%	5%	3%	4%	5%	35%	100%

CBD	40%	8%	1%	4%	3%	0%	2%	42%	100%
Suburban	2%	4%	42%	5%	3%	5%	6%	33%	100%
Total	10%	5%	33%	5%	3%	4%	5%	35%	100%

U.S. Government and other government tenants	0%	25%	0%	4%	9%	14%	0%	48%	100%
Medical related tenants	18%	6%	0%	17%	11%	3%	7%	38%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	22%	2%	0%	12%	0%	2%	5%	57%	100%
Other tenants	16%	5%	0%	4%	2%	6%	12%	55%	100%
Vacant	12%	4%	13%	3%	1%	7%	10%	50%	100%
Total	10%	5%	33%	5%	3%	4%	5%	35%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	53%	76%	56%
Industrial	0%	0%	100%	0%	0%	0%	47%	24%	44%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	19%	23%	0%	7%	25%	21%
Suburban	16%	66%	99%	81%	77%	100%	93%	75%	79%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	35%	36%	1%	14%	11%
Medical related tenants	18%	13%	0%	34%	44%	7%	13%	11%	10%
Land leases	0%	0%	98%	0%	0%	0%	0%	0%	32%
Other investment grade tenants (2)	34%	5%	0%	35%	3%	7%	14%	25%	15%
Other tenants	41%	26%	0%	20%	17%	39%	61%	41%	26%
Vacant	7%	5%	2%	3%	1%	11%	11%	9%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Sq. ft. is pursuant to signed leases as of September 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro		Metro	Southern	Metro	Metro	Other
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	California	Atlanta, GA	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$128,136	$76,953	$—	$58,809	$46,823	$37,470	$25,363	$246,266	$619,820
Industrial	—	—	55,646	—	—	—	16,031	39,012	110,689
Total	$128,136	$76,953	$55,646	$58,809	$46,823	$37,470	$41,394	$285,278	$730,509

CBD	$117,032	$34,590	$1,116	$18,262	$20,408	$—	$4,814	$86,061	$282,283
Suburban	11,104	42,363	54,530	40,547	26,415	37,470	36,580	199,217	448,226
Total	$128,136	$76,953	$55,646	$58,809	$46,823	$37,470	$41,394	$285,278	$730,509

U.S. Government and other government tenants	$220	$39,367	$—	$4,926	$10,360	$15,925	$226	$46,532	$117,556
Medical related tenants	21,265	12,543	—	17,772	30,085	3,288	8,907	36,930	130,790
Land leases	—	—	55,479	—	—	—	—	—	55,479
Other investment grade tenants (2)	48,157	4,080	—	20,176	1,069	2,663	5,966	78,936	161,047
Other tenants	58,494	20,963	167	15,935	5,309	15,594	26,295	122,880	265,637
Total	$128,136	$76,953	$55,646	$58,809	$46,823	$37,470	$41,394	$285,278	$730,509

Percent by Major Market:
Office	21%	12%	0%	10%	7%	6%	4%	40%	100%
Industrial	0%	0%	50%	0%	0%	0%	15%	35%	100%
Total	18%	10%	8%	8%	6%	5%	6%	39%	100%

CBD	41%	12%	0%	7%	7%	0%	2%	31%	100%
Suburban	3%	10%	12%	9%	6%	8%	8%	44%	100%
Total	18%	10%	8%	8%	6%	5%	6%	39%	100%

U.S. Government and other government tenants	0%	34%	0%	4%	9%	14%	0%	39%	100%
Medical related tenants	16%	10%	0%	14%	23%	2%	7%	28%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	30%	2%	0%	12%	1%	2%	4%	49%	100%
Other tenants	22%	8%	0%	6%	2%	6%	10%	46%	100%
Total	18%	10%	8%	8%	6%	5%	6%	39%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	61%	86%	85%
Industrial	0%	0%	100%	0%	0%	0%	39%	14%	15%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	45%	2%	31%	44%	0%	12%	30%	39%
Suburban	9%	55%	98%	69%	56%	100%	88%	70%	61%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	22%	43%	1%	16%	16%
Medical related tenants	17%	16%	0%	30%	64%	9%	22%	13%	18%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	8%
Other investment grade tenants (2)	38%	5%	0%	35%	2%	7%	14%	28%	22%
Other tenants	45%	28%	0%	27%	12%	41%	63%	43%	36%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Annualized rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 9/30/2005			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,454	10.1%	$128,136	17.5%
Metro Washington, DC	20	2,645	4.9%	76,953	10.5%
Oahu, HI	53	17,879	33.0%	55,646	7.6%
Metro Boston, MA	36	2,738	5.1%	58,809	8.1%
Southern California	24	1,444	2.7%	46,823	6.4%
Metro Atlanta, GA	45	2,186	4.0%	37,470	5.1%
Metro Austin, TX	26	2,806	5.2%	41,394	5.7%
Other markets	209	18,980	35.0%	285,278	39.1%
Total	434	54,132	100.0%	$730,509	100.0%

	Percent NOI For the Three Months Ended (2)
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Metro Philadelphia, PA	16.4%	18.7%	15.6%	14.8%	19.9%
Metro Washington, DC	11.1%	11.2%	11.9%	11.7%	11.4%
Oahu, HI	10.1%	8.3%	8.4%	8.5%	8.7%
Metro Boston, MA	8.8%	8.8%	9.2%	10.3%	10.8%
Southern California	7.6%	6.9%	7.6%	7.9%	6.7%
Metro Atlanta, GA	4.8%	4.9%	5.2%	5.1%	4.2%
Metro Austin, TX	3.8%	4.1%	4.6%	4.5%	4.5%
Other markets	37.4%	37.1%	37.5%	37.2%	33.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)   Annualized rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)   NOI, or net operating income, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Properties	434	415	375	375	365
Total sq. ft. (1)	54,132	52,792	44,151	44,154	43,333
Percentage leased	93.9%	94.1%	93.7%	93.0%	93.1%

Leasing Activity (sq. ft.):
New leases	512	573	677	563	471
Renewals	404	726	829	869	1,081
Total	916	1,299	1,506	1,432	1,552

% Change in GAAP Rent (2):
New leases	-6%	12%	-4%	6%	-5%
Renewals	-4%	0%	-16%	-2%	1%
Weighted average by sq. ft.	-5%	5%	-11%	1%	0%

Capital Commitments (3):
New leases	$10,384	$12,658	$14,867	$27,921	$15,162
Renewals	2,834	2,589	12,377	16,219	20,865
Total	$13,218	$15,247	$27,244	$44,140	$36,027

Capital Commitments per Sq. Ft. (3):
New leases	$20.28	$22.09	$21.96	$49.59	$32.19
Renewals	$7.01	$3.57	$14.93	$18.66	$19.30
Total	$14.43	$11.74	$18.09	$30.82	$23.21

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.3	7.4	5.5	9.6	9.1
Renewals	5.5	3.1	6.7	8.4	7.9
Total	5.9	4.9	6.2	8.9	8.2

Capital Commitments per Sq. Ft. per Year:
New leases	$3.22	$2.99	$3.99	$5.17	$3.54
Renewals	$1.28	$1.15	$2.23	$2.22	$2.44
Total	$2.45	$2.40	$2.92	$3.46	$2.83

(1)   Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2)   Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(3)   Represents commitments to tenant improvements (TI) and leasing commissions and costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During Three Months Ended 9/30/05			Sq. Ft. Leased
	Total Sq. Ft. As of				As of			New and	Acquisitions /	As of
Property Type/Market	9/30/2005	New	Renewals	Total	6/30/2005		Expired	Renewals	(Sales)	9/30/2005
Office	30,364	388	328	716	26,771		(650)	716	1,079	27,916
Industrial	23,768	124	76	200	22,886		(160)	200	—	22,926
Total	54,132	512	404	916	49,657		(810)	916	1,079	50,842
Percent leased					94.1	% (1)				93.9%

CBD	11,523	51	134	185	10,826		(324)	185	—	10,687
Suburban	42,609	461	270	731	38,831		(486)	731	1,079	40,155
Total	54,132	512	404	916	49,657		(810)	916	1,079	50,842
Percent leased					94.1	% (1)				93.9%

Metro Philadelphia, PA	5,454	59	43	102	5,087		(119)	102	—	5,070
Metro Washington, DC	2,645	22	8	30	2,514		(23)	30	—	2,521
Oahu, HI	17,879	57	43	100	17,407		(61)	100	—	17,446
Metro Boston, MA	2,738	2	45	47	2,650		(46)	47	—	2,651
Southern California	1,444	18	8	26	1,408		(19)	26	—	1,415
Metro Atlanta, GA	2,186	39	2	41	1,697		(35)	41	243	1,946
Metro Austin, TX	2,806	117	27	144	2,392		(49)	144	—	2,487
Other markets	18,980	198	228	426	16,502		(458)	426	836	17,306
Total	54,132	512	404	916	49,657		(810)	916	1,079	50,842
Percent leased					94.1	% (1)				93.9%

(1)          Based on total sq. ft. as of June 30, 2005, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (1)	Sq. Ft.	Income (2)	Expiration
1	U.S. Government	5,127	10.1%	14.9%	2005 to 2020
2	GlaxoSmithKline plc	605	1.2%	2.0%	2013
3	PNC Financial Services Group	488	1.0%	1.6%	2011
4	Comcast Corporation	406	0.8%	1.3%	2005, 2006, 2008
5	Tyco International Ltd	660	1.3%	1.3%	2007, 2011
6	Solectron Corporation	765	1.5%	1.3%	2014
7	Towers, Perrin, Forster & Crosby, Inc.	388	0.8%	1.3%	2005, 2006, 2011
8	Motorola, Inc.	770	1.5%	1.2%	2006, 2008, 2010
9	Manugistics, Inc.	283	0.6%	1.2%	2012
10	Ballard Spahr Andrews & Ingersoll, LLP	231	0.5%	1.2%	2008, 2015
11	Westinghouse Electric Corporation	534	1.1%	1.1%	2006, 2010
12	Mellon Bank, N.A.	234	0.5%	1.0%	2012, 2015
	Total	10,491	20.9%	29.4%

(1)   Sq. ft. is pursuant to signed leases as of September 30, 2005, and includes (i) space being fitted out for occupancy and (ii )space which is leased, but is not occupied or is being offered for sublease.

(2)   Rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 9/30/2005	2005	2006	2007	2008 and Thereafter

Office:
Total sq. ft.	30,364
Leased sq. ft. (1)	27,916	928	2,826	2,872	21,290
Percent	100.0%	3.3%	10.1%	10.3%	76.3%
Annualized rental income (2)	$619,820	$19,779	$61,151	$65,626	$473,264
Percent	100.0%	3.2%	9.9%	10.6%	76.3%

Industrial:
Total sq. ft.	23,768
Leased sq. ft. (1)	22,926	467	782	1,063	20,614
Percent	100.0%	2.0%	3.4%	4.6%	90.0%
Annualized rental income (2)	$110,689	$1,941	$4,649	$7,924	$96,175
Percent	100.0%	1.8%	4.2%	7.1%	86.9%

CBD:
Total sq. ft.	11,523
Leased sq. ft. (1)	10,687	295	833	971	8,588
Percent	100.0%	2.8%	7.8%	9.1%	80.3%
Annualized rental income (2)	$282,283	$7,871	$23,473	$27,129	$223,810
Percent	100.0%	2.8%	8.3%	9.6%	79.3%

Suburban:
Total sq. ft.	42,609
Leased sq. ft. (1)	40,155	1,100	2,775	2,964	33,316
Percent	100.0%	2.7%	6.9%	7.4%	83.0%
Annualized rental income (2)	$448,226	$13,849	$42,327	$46,421	$345,629
Percent	100.0%	3.1%	9.4%	10.4%	77.1%

Total:
Total sq. ft.	54,132
Leased sq. ft. (1)	50,842	1,395	3,608	3,935	41,904
Percent	100.0%	2.7%	7.1%	7.7%	82.5%
Annualized rental income (2)	$730,509	$21,720	$65,800	$73,550	$569,439
Percent	100.0%	3.0%	9.0%	10.1%	77.9%

(1)   Sq. ft. is pursuant to signed leases as of September 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 9/30/2005	2005	2006	2007	2008 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,454
Leased sq. ft. (1)	5,070	166	250	219	4,435
Percent	100.0%	3.3%	4.9%	4.3%	87.5%
Annualized rental income (2)	$128,136	$3,893	$7,132	$4,193	$112,918
Percent	100.0%	3.0%	5.6%	3.3%	88.1%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (1)	2,521	98	294	240	1,889
Percent	100.0%	3.9%	11.7%	9.5%	74.9%
Annualized rental income (2)	$76,953	$1,857	$8,090	$6,935	$60,071
Percent	100.0%	2.4%	10.5%	9.0%	78.1%
Oahu, HI:
Total sq. ft.	17,879
Leased sq. ft. (1)	17,446	364	232	423	16,427
Percent	100.0%	2.1%	1.3%	2.4%	94.2%
Annualized rental income (2)	$55,646	$751	$795	$541	$53,559
Percent	100.0%	1.3%	1.5%	1.0%	96.2%
Metro Boston, MA
Total sq. ft.	2,738
Leased sq. ft. (1)	2,651	40	164	567	1,880
Percent	100.0%	1.5%	6.2%	21.4%	70.9%
Annualized rental income (2)	$58,809	$1,536	$3,639	$13,764	$39,870
Percent	100.0%	2.6%	6.2%	23.4%	67.8%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,415	19	192	272	932
Percent	100.0%	1.3%	13.6%	19.2%	65.9%
Annualized rental income (2)	$46,823	$647	$6,179	$8,406	$31,591
Percent	100.0%	1.4%	13.2%	18.0%	67.4%
Metro Atlanta, GA:
Total sq. ft.	2,186
Leased sq. ft. (1)	1,946	154	129	167	1,496
Percent	100.0%	7.9%	6.6%	8.6%	76.9%
Annualized rental income (2)	$37,470	$2,847	$2,225	$3,218	$29,180
Percent	100.0%	7.6%	5.9%	8.6%	77.9%
Metro Austin, TX:
Total sq. ft.	2,806
Leased sq. ft. (1)	2,487	42	64	545	1,836
Percent	100.0%	1.7%	2.6%	21.9%	73.8%
Annualized rental income (2)	$41,394	$863	$1,511	$8,719	$30,301
Percent	100.0%	2.1%	3.6%	21.1%	73.2%
Other markets:
Total sq. ft.	18,980
Leased sq. ft. (1)	17,306	512	2,283	1,502	13,009
Percent	100.0%	3.0%	13.2%	8.7%	75.1%
Annualized rental income (2)	$285,278	$9,326	$36,229	$27,774	$211,949
Percent	100.0%	3.3%	12.7%	9.7%	74.3%
Total:
Total sq. ft.	54,132
Leased sq. ft. (1)	50,842	1,395	3,608	3,935	41,904
Percent	100.0%	2.7%	7.1%	7.7%	82.5%
Annualized rental income (2)	$730,509	$21,720	$65,800	$73,550	$569,439
Percent	100.0%	3.0%	9.0%	10.1%	77.9%

(1)   Sq. ft. is pursuant to signed leases as of September 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2005

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cummulative% of Annualized Rental Income Expiring
2005	1,395	2.7%	$21,720	3.0%	3.0%
2006	3,608	7.1%	65,800	9.0%	12.0%
2007	3,935	7.7%	73,550	10.1%	22.1%
2008	4,002	7.9%	71,090	9.7%	31.8%
2009	3,198	6.3%	55,994	7.7%	39.5%
2010	4,509	8.9%	77,400	10.6%	50.1%
2011	4,185	8.2%	74,661	10.2%	60.3%
2012	2,933	5.8%	60,681	8.3%	68.6%
2013	1,801	3.5%	33,354	4.5%	73.1%
2014	1,876	3.7%	31,852	4.4%	77.5%
2015 and thereafter	19,400	38.2%	164,407	22.5%	100.0%
Total	50,842	100.0%	$730,509	100.0%

Weighted average remaining lease term (in years)	10.0		6.6

(1)   Sq. ft. is pursuant to signed leases as of September 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of September 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.